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                                                                    Exhibit 99.1

                   Certification of Chief Executive Officer
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                           (18 U.S.C. Section 1350)

  In connection with the Annual Report on Form 10-K of DoubleClick Inc. (the "Company") for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Kevin P. Ryan, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ KEVIN P. RYAN
                                        .....................................
                                        Kevin P. Ryan
                                        Chief Executive Officer

                                        March 27, 2003